GMAC RFC




--------------------------------------------------------------------------------
                            RMBS NEW ISSUE TERM SHEET


                     $385,000,000 CERTIFICATES (APPROXIMATE)

                   HOME EQUITY LOAN PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-HS2


                          RFMSII SERIES 2002-HS2 TRUST
                                     Issuer

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                 Master Servicer



                                  JUNE 12, 2002

                           CREDIT SUISSE/FIRST BOSTON
                                [GRAPHIC OMITTED]

       -------------------------------------------------------------------------
        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2002-HS2
        $385,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                    RFMSII SERIES 2002-HS2
                        MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                             TOTAL           MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                      $386,895,161
Number of Loans                                                     10,495
Average Current Loan Balance                                       $36,865            $1,475          $299,596
(1) Weighted Average Combined Original Loan-to-Value Ratio          90.33%            11.00%           100.00%
(1) Weighted Average Junior Mortgage Ratio                          19.65%             1.52%           100.00%
(1) Weighted Average Mortgage Rate                                 9.2376%           6.0000%          16.8750%
(1) Weighted Average Original Term to Maturity (months)                180                60               360
(1) Weighted Average Remaining Term to Maturity (months)               178                41               355
(1) Weighted Average Credit Score                                      723               620               825
(1) Weighted Average Debt-to-Income Ratio                           37.75%             3.00%            55.00%
---------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.

---------------------------------------------------------------------------------------------------------------
                                                                                         PERCENT OF CURRENT
                                                RANGE                                     PRINCIPAL BALANCE

         Product Type                           Fully Amortizing                                43.38%
                                                Balloon Payment                                 56.62%

         Lien                                   First                                            0.23%
                                                Second                                          99.77%

         Property Type                          Single-family Residence                         68.72%
                                                Planned Unit Developments (detached)            19.42%
                                                Condominium                                      6.69%
                                                Planned Unit Developments (attached)             3.04%
                                                Multifamily (Two to Four Units)                  1.16%
                                                Townhouse                                        0.74%
                                                Manufactured Home                                0.11%
                                                Townhouse/Rowhouse (detached)                    0.06%
                                                Other                                            0.05%

         Occupancy Status                       Primary Residence                               99.62%
                                                Second Home                                      0.37%
                                                Non Owner-occupied                               0.01%

         Geographic Distribution                California                                      37.45%
                                    Virginia
                                                                                                 5.55%
                                     Georgia
                                                                                                 5.46%
                                    Maryland
                                                                                                 5.08%
                                   Washington
                                                                                                 3.78%

         Largest Zip Code Concentration                                                          0.37%

         Loans with Prepayment Penalties                                                        13.63%
---------------------------------------------------------------------------------------------------------------

                                        1

                                CREDIT SCORE

--------------------------------------------------------------------------------
        RANGE OF        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                       OUTSTANDING           PRINCIPAL BALANCE
                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
      CREDIT SCORES      LOANS         CUT-OFF DATE            CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
20 to 639                 126            $    3,240,770            0.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
40 to 659                        633                21,378,215           5.53
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
60 to 679                      1,010                37,257,708           9.63
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
80 to 699                      1,615                65,067,340          16.82
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
00 to 719                      1,449                57,196,888          14.78
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
20 to 739                      1,573                59,230,387          15.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
40 to 759                      1,585                57,124,676          14.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
60 to 779                      1,487                50,656,275          13.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
80 to 799                        875                30,905,490           7.99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
00 to 825                        142                 4,837,413           1.25
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161          100.00%
================================================================================


                             MORTGAGE RATES

--------------------------------------------------------------------------------
        RANGE OF        NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                       OUTSTANDING           PRINCIPAL BALANCE
                       F MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
     MORTGAGE RATES      LOANS         CUT-OFF DATE            CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  5.501%  to    6.000%              3             $     222,001         0.06%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  6.501%  to    7.000%             11                   638,851        0.17
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  7.001%  to    7.500%             87                 3,199,319        0.83
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  7.501%  to    8.000%            854                29,256,509        7.56
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  8.001%  to    8.500%          2,262                75,676,556       19.56
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  8.501%  to    9.000%          2,582                93,650,110       24.21
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  9.001%  to    9.500%          1,649                63,813,340       16.49
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  9.501%  to  10.000%           1,231                49,457,095       12.78
------------------------------------------------------------------------------
------------------------------------------------------------------------------
10.001%  to  10.500%              602                24,601,237        6.36
------------------------------------------------------------------------------
------------------------------------------------------------------------------
10.501%  to  11.000%              463                17,924,339        4.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
11.001%  to  11.500%              297                11,567,488        2.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
11.501%  to  12.000%              208                 7,707,046        1.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
12.001%  to  12.500%              121                 4,565,122        1.18
------------------------------------------------------------------------------
------------------------------------------------------------------------------
12.501%  to  13.000%               80                 2,884,811        0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
13.001%  to  13.500%               25                   974,201        0.25
------------------------------------------------------------------------------
------------------------------------------------------------------------------
13.501%  to  14.000%               15                   575,081        0.15
------------------------------------------------------------------------------
------------------------------------------------------------------------------
14.001%  to  14.500%                1                    42,778        0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
14.501%  to  15.000%                2                    70,494        0.02
------------------------------------------------------------------------------
------------------------------------------------------------------------------
15.001%  to  15.500%                1                    43,300        0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
16.501%  to  17.000%                1                    25,483        0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161       100.00%
==============================================================================

            ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
----------------------------------------------------------------------------
        RANGE OF    NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                   OUTSTANDING           PRINCIPAL BALANCE
                   OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
     MORTGAGE RATES  LOANS         CUT-OFF DATE            CUT-OFF DATE
----------------------------------------------------------------------------
$0.01 to                    3,347      $    62,085,662          16.05%
$25,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $25,000.01 to                 5,116          183,967,947         47.55
$50,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $50,000.01 to                 1,500           90,667,797         23.43
$75,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $75,000.01 to  $100,000.00      463           40,531,561         10.48
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$100,000.01 to  $125,000.00        29            3,294,347          0.85
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$125,000.01 to  $150,000.00        26            3,599,821          0.93
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$150,000.01 to  $175,000.00         2              306,116          0.08
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$175,000.01 to  $200,000.00        10            1,917,464          0.50
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$225,000.01 to  $250,000.00         1              224,849          0.06
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$250,000.01 to  $300,000.00         1              299,596          0.08
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL               10,495      $   386,895,161         100.00%
===========================================================================


         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

-------------------------------------------------------------------------------
     RANGE OF CURRENT       NUMBER   PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                        OUTSTANDING       PRINCIPAL BALANCE
       MORTGAGE LOAN      OF MORTGAGE    AS OF THE      OUTSTANDING AS OF THE
    PRINCIPAL BALANCES       LOANS      CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           $0.01 to         3,405        $    63,328,607        16.37%
$25,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $25,000.01 to                 5,090            184,065,364       47.57
$50,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $50,000.01 to                 1,472             89,499,230       23.13
$75,000.00
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  $75,000.01 to  $100,000.00      460             40,459,688       10.46
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$100,000.01 to  $125,000.00        28              3,194,426        0.83
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$125,000.01 to  $150,000.00        27              3,749,537        0.97
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$150,000.01 to  $175,000.00         1                156,400        0.04
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$175,000.01 to  $200,000.00        10              1,917,464        0.50
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$225,000.01 to  $250,000.00         1                224,849        0.06
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$250,000.01 to  $300,000.00         1                299,596        0.08
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL               10,495        $   386,895,161       100.00%
===========================================================================

                 ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------
        RANGE OF          NUMBER      PRINCIPAL BALANCE    PERCENT OF AGGREGATE
                                         OUTSTANDING        PRINCIPAL BALANCE
    ORIGINAL COMBINED   OF MORTGAGE       AS OF THE       OUTSTANDING AS OF THE
LOAN-TO-VALUE RATIOS (%)   LOANS         CUT-OFF DATE         CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10.01 to   20.00              4             $     196,265            0.05%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
20.01 to   30.00              6                   195,233           0.05
---------------------------------------------------------------------------
---------------------------------------------------------------------------
30.01 to   40.00             21                   702,735           0.18
---------------------------------------------------------------------------
---------------------------------------------------------------------------
40.01 to   50.00             39                 1,526,337           0.39
---------------------------------------------------------------------------
---------------------------------------------------------------------------
50.01 to   60.00            101                 4,498,301           1.16
---------------------------------------------------------------------------
---------------------------------------------------------------------------
60.01 to   70.00            222                10,159,056           2.63
---------------------------------------------------------------------------
---------------------------------------------------------------------------
70.01 to   75.00            221                 9,211,932           2.38
---------------------------------------------------------------------------
---------------------------------------------------------------------------
75.01 to   80.00            488                22,426,024           5.80
---------------------------------------------------------------------------
---------------------------------------------------------------------------
80.01 to   85.00            637                19,051,442           4.92
---------------------------------------------------------------------------
---------------------------------------------------------------------------
85.01 to   90.00          3,627               115,649,820          29.89
---------------------------------------------------------------------------
---------------------------------------------------------------------------
90.01 to   95.00          3,614               138,968,283          35.92
---------------------------------------------------------------------------
---------------------------------------------------------------------------
95.01 to 100.00           1,515                64,309,733          16.62
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          TOTAL          10,495           $   386,895,161          100.00%
===========================================================================


                          JUNIOR MORTGAGE RATIOS(1)

--------------------------------------------------------------------------------
          RANGE OF           NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                            OUTSTANDING      PRINCIPAL BALANCE
                           OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
 JUNIOR MORTGAGE RATIOS (%)   LOANS         CUT-OFF DATE       CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    0.01 to     5.00           147            $    1,765,081         0.46%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
    5.01 to   10.00            941                19,457,339         5.04
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  10.01 to   15.00           3,221                96,711,123        25.05
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  15.01 to   20.00           4,038               158,482,056        41.06
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  20.01 to   25.00             761                35,539,388         9.21
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  25.01 to   30.00             439                20,209,871         5.24
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  30.01 to   40.00             539                29,730,997         7.70
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  40.01 to   50.00             232                13,734,801         3.56
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  50.01 to   60.00              94                 5,850,822         1.52
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  60.01 to   70.00              37                 2,872,004         0.74
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  70.01 to   80.00              15                 1,037,754         0.27
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  80.01 to   90.00               7                   471,150         0.12
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  90.01 to 100.00                4                   135,078         0.03
----------------------------------------------------------------------------
----------------------------------------------------------------------------
            TOTAL            10,475          $   385,997,465        100.00%
============================================================================

       (1) The preceding table excludes mortgage loans secured by first liens on the related mortgaged property. With respect to each mortgage loan secured by a second lien on the related mortgaged property, the junior mortgage ratio is the ratio of the original principal balance of such mortgage loan to the sum of (i) the original principal balance of such mortgage loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such mortgage loan.

                     ORIGINAL TERM TO STATED MATURITY

--------------------------------------------------------------------------------
                           NUMBER      PRINCIPAL BALANCE    PERCENT OF AGGREGATE
                                          OUTSTANDING        PRINCIPAL BALANCE
         RANGE OF        OF MORTGAGE       AS OF THE       OUTSTANDING AS OF THE
  ORIGINAL TERM (MONTHS)    LOANS         CUT-OFF DATE         CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1 to     96              55            $    1,401,663          0.36%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 109 to   120                251                 7,852,988         2.03
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 121 to   168                  1                    24,693         0.01
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 169 to   180             10,019               369,804,094        95.58
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 181 to   288                 75                 3,371,884         0.87
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 289 to   300                 84                 4,159,861         1.08
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 301 to   360                 10                   279,979         0.07
--------------------------------------------------------------------------
--------------------------------------------------------------------------
           TOTAL          10,495           $   386,895,161        100.00%
==========================================================================


                     REMAINING TERM TO STATED MATURITY

--------------------------------------------------------------------------------
                             NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                            OUTSTANDING      PRINCIPAL BALANCE
         RANGE OF          OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
  REMAINING TERM (MONTHS)     LOANS         CUT-OFF DATE       CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1 to     96                   55            $    1,401,663      0.36%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 109 to   120                     251                 7,852,988     2.03
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 145 to   156                       3                   129,999     0.03
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 157 to   168                      19                   686,052     0.18
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 169 to   180                   9,998               369,012,736    95.38
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 181 to   288                      76                 3,420,700     0.88
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 289 to   300                      83                 4,111,045     1.06
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 301 to   360                      10                   279,979     0.07
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161    100.00%
===========================================================================

              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

--------------------------------------------------------------------------------
                          NUMBER      PRINCIPAL BALANCE PERCENT OF AGGREGATE
                                         OUTSTANDING     PRINCIPAL BALANCE
                        OF MORTGAGE       AS OF THE    OUTSTANDING AS OF THE
    STATE OR TERRITORY     LOANS         CUT-OFF DATE      CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
California                3,498           $   144,897,324          37.45%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Virginia                    549                21,455,351          5.55
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Georgia                     669                21,139,315          5.46
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Maryland                    540                19,643,993          5.08
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Washington                  436                14,613,909          3.78
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Oregon                      449                13,033,831          3.37
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Florida                     363                12,573,750          3.25
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Colorado                    347                12,481,892          3.23
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Arizona                     360                12,082,417          3.12
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Massachusetts               283                11,033,720          2.85
--------------------------------------------------------------------------
--------------------------------------------------------------------------
New Jersey                  235                 8,423,677          2.18
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Texas                       279                 8,338,711          2.16
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Other (1)                 2,487                87,177,272         22.53
--------------------------------------------------------------------------
--------------------------------------------------------------------------
           TOTAL         10,495           $   386,895,161         100.00%
==========================================================================

          (1) Other includes states and the District of Columbia with under 2% concentrations individually.


                         MORTGAGED PROPERTY TYPES

-------------------------------------------------------------------------------
       PROPERTY TYPE      NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                         OUTSTANDING       PRINCIPAL BALANCE
                        OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
                           LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Single-family Residence         7,140           $   265,870,036         68.72%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PUD Detached                    1,990                75,145,546        19.42
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Condominium                       805                25,879,447         6.69
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PUD Attached                      357                11,779,596         3.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Multifamily (Two to Four          100                 4,486,346         1.16
Units)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Townhouse                          72                 2,861,744         0.74
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Manufactured Home                  19                   435,463         0.11
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Townhouse/Rowhouse Detached         5                   237,278         0.06
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Site Condo                          5                   163,226         0.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Modular                             2                    36,480         0.01
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161        100.00%
===============================================================================



                                   MORTGAGE LOAN PURPOSE

----------------------------------------------------------------------------------------------------
            LOAN PURPOSE                NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Purchase Money                         5,092           $   186,746,599                      48.27%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Debt Consolidation                     2,396                98,669,417                     25.50
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Cash                                   1,214                42,556,153                     11.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Rate/Term Refinance                    1,371                43,821,405                     11.33
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Home Improvement/Debt Consolidation      210                 7,751,774                      2.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Convenience                               52                 2,079,846                      0.54
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Asset Acquisition                         11                   425,386                      0.11
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Home Improvement                          16                   404,100                      0.10
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Education                                  2                    69,709                      0.02
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Other                                    131                 4,370,773                      1.13
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
               TOTAL                   10,495           $   386,895,161                     100.00%
====================================================================================================


                                      OCCUPANCY TYPES

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Primary Residence              10,442           $   385,417,910                      99.62%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Second Home                        52                 1,447,193                      0.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Non Owner-occupied                  1                    30,058                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL               10,495           $   386,895,161                     100.00%
       =============================================================================================


                                       LIEN PRIORITY

       ---------------------------------------------------------------------------------------------
               LIEN PRIORITY            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        First Lien                         20             $     897,697                       0.23%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Second Lien                    10,475               385,997,465                     99.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL               10,495           $   386,895,161                     100.00%
       =============================================================================================

                          DEBT-TO-INCOME RATIOS

-------------------------------------------------------------------------------
                           NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                          OUTSTANDING       PRINCIPAL BALANCE
        RANGE OF         OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
DEBT-TO-INCOME RATIOS (%    LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  0.01 to     5.00                 5             $     301,322           0.08%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  5.01 to   10.00                 13                   488,735          0.13
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
10.01 to   15.00                  67                 2,206,146          0.57
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
15.01 to   20.00                 240                 7,665,821          1.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
20.01 to   25.00                 615                19,148,567          4.95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
25.01 to   30.00               1,261                42,466,622         10.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
30.01 to   35.00               1,769                62,107,162         16.05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
35.01 to   40.00               2,333                85,681,016         22.15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
40.01 to   45.00               2,993               118,625,176         30.66
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
45.01 to   50.00               1,177                47,407,379         12.25
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
50.01 to   55.00                  22                   797,215          0.21
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161         100.00%
===============================================================================


                            RESIDUAL INCOME(1)

--------------------------------------------------------------------------------
         RANGE OF           NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                           OUTSTANDING      PRINCIPAL BALANCE
                          OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
 RESIDUAL INCOME BALANCES    LOANS         CUT-OFF DATE       CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Less than    $1,500          184            $    4,644,796          1.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $1,500.01 to    $1,999.00        477                13,400,730         3.46
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $1,999.01 to    $2,999.00      1,781                52,221,945        13.50
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $2,999.01 to    $3,999.00      2,138                70,734,019        18.28
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $3,999.01 to    $4,999.00      1,941                70,979,785        18.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $4,999.01 to    $5,999.00      1,301                50,221,881        12.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $5,999.01 or Greater           2,673               124,692,006        32.23
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161        100.00%
===============================================================================

       (1) Residual income is the amount of the mortgagor's gross monthly income remaining after deducting monthly mortgage payments on the mortgage loan and all other mortgage loans secured by a senior or junior lien on the mortgaged property, and monthly debt service on debts listed on a credit report or other documentation obtained in connection with the underwriting of the mortgage loans.

                     ORIGINAL PREPAYMENT PENALTY TERM

--------------------------------------------------------------------------------
 ORIGINAL PREPAYMENT   NUMBER         PRINCIPAL BALANCE    PERCENT OF AGGREGATE
                                         OUTSTANDING        PRINCIPAL BALANCE
    PENALTY TERM     OF MORTGAGE          AS OF THE       OUTSTANDING AS OF THE
      (MONTHS)          LOANS            CUT-OFF DATE         CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 None                     9,273           $   334,156,330           86.37%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 6                                 15                   673,071           0.17
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 12                                89                 3,706,430           0.96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 24                                 7                   363,504           0.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 36                             1,062                46,370,792          11.99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 42                                 2                   152,053           0.04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 48                                 1                    43,142           0.01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 60                                46                 1,429,838           0.37
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        TOTAL                  10,495           $   386,895,161          100.00%
================================================================================

DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


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